MERRILL LYNCH
GROWTH FUND





FUND LOGO





Quarterly Report

January 31, 1998




This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.








Merrill Lynch
Growth Fund
Box 9011
Princeton, NJ
08543-9011

Printed on post-consumer recycled paper



MERRILL LYNCH GROWTH FUND


DEAR SHAREHOLDER


Our longer-term shareholders will recall that over the past several years Merrill Lynch Growth Fund has maintained an overweighted position in the energy sector. At the end of the January quarter, the energy sector, broadly defined, represented 42% of net assets. From the October highs, prices for crude oil and domestic natural gas have retreated on worries of weakening demand growth because of the Asian crisis and a warmer-than-normal North American winter, as well as uncertainty created by an increase in quotas by the Organization of Petroleum Exporting Countries (OPEC).

Against the backdrop of declining oil and natural gas prices, the Fund's energy-related investments encountered significant selling pressure, giving back part of the Fund's price appreciation during the fiscal year ended October 31, 1997. Consequently, the Fund's fiscal first quarter performance was negatively impacted. During the January quarter, the Fund's Class A, Class B, Class C and Class D Shares declined 12.60%, 12.79%, 12.79% and 12.63%, respectively, in total return terms, trailing the unmanaged Standard & Poor's 500 Composite Index total return of +7.62% for the same three-month period. (Fund results do not reflect sales charges, and would be lower if sales charges were included. Complete performance information, including average annual total returns, can be found on pages 4--6 of this report to shareholders.)

While disappointed with the Fund's first fiscal quarter performance, we have never made investment decisions in an attempt to influence quarterly results. In fact, since the Fund's inception over ten years ago, it has been managed with a three-year--five-year investment time horizon for prospective investments and with a concentrated focus on a relatively short list of portfolio companies. This approach has enabled the Fund to deliver superior long-term performance, but occasionally introduces company- or sector-specific volatility that makes our short-term return performance diverge from that of the broader equity market. Our fiscal first quarter was one of these periods. With that in mind, our conviction in the investment premise that has driven the Fund's overweighted position in the energy sector remains in place. In this report to shareholders, we will outline our reasons for optimism for this, the Fund's most important sector weighting.

The investment rationale for overweighting the energy sector is driven by our belief that various energy-related businesses are in the early stages of a secular revival following a 15+ year period of industry overcapacity, downsizing and restructuring. The chart entitled "Energy Demand/Prices & Capital Expenditures" on page 3 summarizes many of the industry trends that have influenced our opinion.

During the late 1970s and early 1980s, oil and gas producers pursued very aggressive capital expenditure programs in an effort to grow the available supply of hydrocarbons. At the time, industry expectations were for high and rising oil prices. In fact, as the chart on page 3 suggests, in the early 1980s oil prices exceeded $40 a barrel when measured in 1996 dollars. This aggressive spending brought on significant new oil and natural gas productive capacity just as demand growth for hydrocarbons stalled because of a worldwide recession. Oil prices eventually collapsed and excess capacity for delivering oil and natural gas, combined with surplus oilfield service infrastructure, plagued the industry for the following 15+ year period. Through this period of consolidation and restructuring, oil and natural gas prices remained little changed, and energy-related businesses delivered substandard returns to investors. With poor returns on new investment, industry capital spending suffered, as excess capacity would have to be absorbed by the world economy.

The second chart on page 3 entitled "Worldwide Excess Oil Production Capacity" characterizes the magnitude of excess capacity created for crude oil by this aggressive industry spending. At its peak, over 37% of the world's crude oil supply was "shut-in." In other words, oil demand would have to have been approximately 37% higher to absorb the excess capacity created by the overzealous drilling of the early 1980s.


Merrill Lynch Growth Fund
January 31, 1998


As the two graphs suggest, following this period of overcapacity, consistent moderate demand growth for hydrocarbons has largely absorbed the overhang of excess supply. Even considering the impact of the Asian crisis on oil demand growth in 1998, worldwide oil consumption is still projected to grow in excess of 2% from 1997 levels. So despite the negative short-term impact that the Asian crisis and an increase in OPEC quotas have had on oil prices, supply and demand within the energy sector are more tightly balanced than at any time over the past 15 years--20 years, in our view. In the absence of shut-in oil and gas productive capacity, oil and gas producers must invest at an increasing rate in order to grow oil and gas supplies to meet modest worldwide demand growth.

With this in mind, over the past several years the Fund has been positioned for a revival in capital investment in the energy sector. One area of focus has been the oilfield service sector as this industry group has been starved for capital as the energy sector consolidated. In fact, over the past 18 months--24 months, there has been increasing evidence of shortages of essential oilfield service personnel and infrastructure. Coincident with tightening market conditions, industry pricing and operating utilization has risen markedly, driving the earnings and cash flows of many Fund holdings dramatically higher. Despite the lower oil and gas prices of the past three months, the business fundamentals for the Fund's investments in this sector remain strong and the long-term need for growing the stock of available oilfield service infrastructure has not changed.

The Fund also has a significant presence in several independent oil and gas exploration and production companies (E&Ps). The investment rationale for the Fund's E&P investments is predicated on our belief that in the tightening energy market, oil and gas producers with critical mass and well-positioned assets will be able to grow their businesses by taking share from weaker competitors. Throughout 1997, several prominent mergers between independent producers pointed to this trend. For instance, in our portfolio, Burlington Resources, Inc. acquired Louisiana Land and Exploration. More recently Union Pacific Corporation acquired Norcen Energy Resources, Ltd., a Fund holding. Furthermore, despite the relatively warm North American winter we are experiencing, the fundamentals for the domestic natural gas market appear strong, potentially driving the operating results of well-positioned E&Ps later in 1998.


In Conclusion
In summary, we have confidence that the long-term industry fundamentals that have influenced our overweighted position in the energy sector remain in place. With that said, should oil and gas prices remain depressed for an extended period of time (a possibility we view as unlikely), growth in energy-related capital spending could slow, lengthening the recovery period that we envision, but not undermining it. The markets for oil and natural gas and for oilfield services are too tight to remain depressed for very long, in our opinion. Growing oil and natural gas demand has absorbed the excess capacity that plagued the industry through the 1980s and has set the stage for a revival in industry capital spending. As the demand uncertainty created by the Asian crisis and the warm North American winter pass, we believe that the positive long-term fundamentals for the energy sector will become increasingly obvious as industry struggles to grow oil and gas supplies to meet demand growth. As this occurs, the Fund's energy-related investments are positioned to deliver long-term earnings and cash flow growth, which should result in superior absolute and relative share price performance.

We thank you for your investment in Merrill Lynch Growth Fund, and we look forward to reviewing our outlook and strategy with you again in our next report to shareholders.

Sincerely,



(Arthur Zeikel)
Arthur Zeikel
President



(Stephen C. Johnes)
Stephen C. Johnes
Senior Vice President and Portfolio Manager


March 3, 1998



Merrill Lynch Growth Fund
January 31, 1998


ENERGY DEMAND/PRICES & CAPITAL EXPENDITURES*


A bar graph depicting capital expenditures and line graphs depicting oil prices and worldwide oil and natural gas demand. Beginning and ending values are shown below:


                                      1975            1998
Capital Expenditures
(in billions)/Crude Oil
Prices per Barrel                    $60.9           $93.7


                                      1975            1997

Oil Prices                           $17.0           $18.2


                                      1975            1998    2005 (projected)
Worldwide Oil & Natural
Gas Demand                             64              92      110

[FN]
*Capital expenditures and crude oil prices (left-hand scale) stated in constant 1996 dollars. Crude oil prices are stated in terms of refiners' average cost. Oil & natural gas demand (right-hand scale) stated in million barrel oil equivalents/day. From 1998-2005, oil & natural gas demand reflects a projected 2.5% annual rate of growth.

 Sources: Baker Hughes Inc., Chase Manhattan Bank, Energy Information Agency Administration and Salomon Smith Barney.


WORLDWIDE EXCESS OIL PRODUCTION CAPACITY



A line graph depicting the magnitude of excess capacity as a percent of total production. Beginning and ending values are shown below:

                                      1983            1998

Percent of Total Production            37%             2%


Sources: Petroleum Intelligence Weekly, Oil Market Intelligence, and Energy Information Agency Administration. Excludes natural gas liquids and condensates; includes Iraqi production of 1.62 million barrels/day (October 1997).



Merrill Lynch Growth Fund
January 31, 1998


PERFORMANCE DATA


About Fund Performance


Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 8 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Average Annual Total Return" tables as well as the total returns and cumulative total returns in the "Performance Summary" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.



Average Annual Total Return


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 12/31/97                       +18.69%        +12.46%
Five Years Ended 12/31/97                 +23.19         +21.87
Inception (11/28/88)
through 12/31/97                          +20.12         +19.41

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.

                                        % Return         % Return
                                       Without CDSC     With CDSC**

Class B Shares*

Year Ended 12/31/97                       +17.44%        +13.44%
Five Years Ended 12/31/97                 +21.95         +21.95
Ten Years Ended 12/31/97                  +18.57         +18.57

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class C Shares*

Year Ended 12/31/97                       +17.45%        +16.45%
Inception (10/21/94)
through 12/31/97                          +23.49         +23.49

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 12/31/97                       +18.35%        +12.14%
Inception (10/21/94)
through 12/31/97                          +24.45         +22.37

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.



Merrill Lynch Growth Fund
January 31, 1998

Performance Summary--Class A Shares
                                     Net Asset Value      Capital Gains
Period Covered                    Beginning    Ending      Distributed  Dividends Paid++ % Change*
11/28/88--12/31/88                  $ 9.61     $ 9.44        $0.257         $0.090        + 1.88%
1989                                  9.44      12.33          --            0.211        +32.96
1990                                 12.33      12.20         0.130           --          + 0.03
1991                                 12.20      13.95         1.182          0.012        +25.20
1992                                 13.95      14.88         0.449           --          + 9.97
1993                                 14.88      17.48         2.122           --          +32.37
1994                                 17.48      17.49         0.295           --          + 1.77
1995                                 17.49      21.80         1.723          0.359        +36.82
1996                                 21.80      26.13         1.394          0.708        +29.72
1997                                 26.13      28.65         1.765          0.692        +18.69
1/1/98--1/31/98                      28.65      27.00          --             --          - 5.76
                                                             ------         ------
                                                       Total $9.317   Total $2.072

                                                 Cumulative total return as of 1/31/98:  +398.87%*

++Figures may include short-term capital gains distributions.
 *Figures do not include sales charge; results would be lower if sales charge was included.

Performance Summary--Class B Shares
                                     Net Asset Value      Capital Gains
Period Covered                    Beginning    Ending      Distributed  Dividends Paid++ % Change*
3/27/87--12/31/87                   $10.00    $  8.49        $0.060         $0.187        -12.72%
1988                                  8.49       9.45         0.257          0.140        +16.04
1989                                  9.45      12.35          --            0.084        +31.62
1990                                 12.35      12.09         0.130           --          - 1.02
1991                                 12.09      13.65         1.182          0.012        +23.85
1992                                 13.65      14.39         0.449           --          + 8.79
1993                                 14.39      16.65         2.122           --          +31.11
1994                                 16.65      16.47         0.295           --          + 0.72
1995                                 16.47      20.40         1.723          0.143        +35.45
1996                                 20.40      24.28         1.394          0.485        +28.38
1997                                 24.28      26.42         1.765          0.424        +17.44
1/1/98--1/31/98                      26.42      24.89          --             --          - 5.79
                                                             ------         ------
                                                       Total $9.377   Total $1.475

                                                 Cumulative total return as of 1/31/98:  +351.70%*

++Figures may include short-term capital gains distributions.
 *Figures do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.


Merrill Lynch Growth Fund
January 31, 1998


PERFORMANCE DATA (concluded)


Performance Summary--Class C Shares
                                     Net Asset Value      Capital Gains
Period Covered                    Beginning    Ending      Distributed  Dividends Paid++ % Change*
10/21/94--12/31/94                  $17.45     $16.47        $0.295           --          - 3.90%
1995                                 16.47      20.30         1.723         $0.239        +35.44
1996                                 20.30      24.13         1.394          0.498        +28.34
1997                                 24.13      26.23         1.765          0.441        +17.45
1/1/98--1/31/98                      26.23      24.71          --             --          - 5.79
                                                             ------         ------
                                                       Total $5.177   Total $1.178

                                                  Cumulative total return as of 1/31/98:  +84.83%*

++Figures may include short-term capital gains distributions.
 *Figures do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.


Performance Summary--Class D Shares
                                     Net Asset Value      Capital Gains
Period Covered                    Beginning    Ending      Distributed  Dividends Paid++ % Change*
10/21/94--12/31/94                  $18.47     $17.47        $0.295           --          - 3.79%
1995                                 17.47      21.76         1.723         $0.321        +36.52
1996                                 21.76      26.07         1.394          0.650        +29.39
1997                                 26.07      28.56         1.765          0.623        +18.35
1/1/98--1/31/98                      28.56      26.92          --             --          - 5.74
                                                             ------         ------
                                                       Total $5.177   Total $1.594

                                                  Cumulative total return as of 1/31/98:  +89.59%*

++Figures may include short-term capital gains distributions.
 *Figures do not include sales charge; results would be lower if sales charge was included.


Recent Performance Results
                                                                                       12 Month      3 Month
                                                   1/31/98     10/31/97   1/31/97      % Change      % Change
ML Growth Fund Class A Shares*                      $27.00      $33.13     $27.47      + 4.04%(1)    -13.73%(1)
ML Growth Fund Class B Shares*                       24.89       30.63      25.50      + 3.80(1)     -13.59(1)
ML Growth Fund Class C Shares*                       24.71       30.43      25.35      + 3.70(1)     -13.61(1)
ML Growth Fund Class D Shares*                       26.92       33.01      27.40      + 4.01(1)     -13.66(1)
Standard & Poor's 500 Index**                       980.28      914.62     786.16      +24.69        + 7.18
ML Growth Fund Class A Shares--Total Return*                                           + 6.40(2)     -12.60(3)
ML Growth Fund Class B Shares--Total Return*                                           + 5.35(4)     -12.79(5)
ML Growth Fund Class C Shares--Total Return*                                           + 5.32(6)     -12.79(7)
ML Growth Fund Class D Shares--Total Return*                                           + 6.14(8)     -12.63(9)
Standard & Poor's 500 Index--Total Return**                                            +26.89        + 7.62

  *Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included.
 **An unmanaged broad-based index comprised of common stocks. Total investment returns for unmanaged indexes are based on estimates.
(1)Percent change includes reinvestment of $1.765 per share capital gains distributions.
(2)Percent change includes reinvestment of $0.692 per share ordinary income dividends and $1.765 per share capital gains distributions.
(3)Percent change includes reinvestment of $0.419 per share ordinary income dividends and $1.765 per share capital gains distributions.
(4)Percent change includes reinvestment of $0.424 per share ordinary income dividends and $1.765 per share capital gains distributions.
(5)Percent change includes reinvestment of $0.272 per share ordinary income dividends and $1.765 per share capital gains distributions.
(6)Percent change includes reinvestment of $0.441 per share ordinary income dividends and $1.765 per share capital gains distributions.
(7)Percent change includes reinvestment of $0.279 per share ordinary income dividends and $1.765 per share capital gains distributions.
(8)Percent change includes reinvestment of $0.623 per share ordinary income dividends and $1.765 per share capital gains distributions.
(9)Percent change includes reinvestment of $0.381 per share ordinary income dividends and $1.765 per share capital gains distributions.


Merrill Lynch Growth Fund
January 31, 1998

SCHEDULE OF INVESTMENTS
                          Shares Held/                                                                            Percent of
Industries                Face Amount       Long-Term Investments                    Cost             Value       Net Assets
Banking & Financial         1,000,000    Republic New York Corp.                $   44,267,281     $  108,875,000      1.4%
Services                    2,000,000    Safra Republic Holdings S.A. (ADR)*        69,529,500        242,000,000      3.1
                                                                                --------------     --------------    ------
                                                                                   113,796,781        350,875,000      4.5

Canadian Exploration        4,000,000    Norcen Energy Resources, Ltd.              28,465,836         53,517,657      0.7
& Production

Diversified Resource        6,000,000    Freeport-McMoRan Copper & Gold, Inc.
Companies                                (Class A)                                 156,119,558         88,500,000      1.1
                            5,000,000    Freeport-McMoRan Copper & Gold, Inc.
                                         (Class B)                                 107,984,584         73,437,500      0.9
                           12,375,000    IMC Global, Inc.                          410,919,818        399,093,750      5.2
                            1,249,988    IMC Global, Inc. (Warrants)(a)              4,374,956          4,453,081      0.1
                                                                                --------------     --------------    ------
                                                                                   679,398,916        565,484,331      7.3

Domestic Exploration        7,000,000    Burlington Resources, Inc.                336,647,444        299,250,000      3.9
& Production                3,500,000    Vastar Resources, Inc.                    106,578,685        116,156,250      1.5
                                                                                --------------     --------------    ------
                                                                                   443,226,129        415,406,250      5.4

Electronic               $115,500,000    Cirrus Logic, Inc. (Convertible Bond),
Components                               6% due 12/15/2003                         105,411,250         87,202,500      1.1
                            3,500,000    Komag, Inc.                                72,539,664         46,375,000      0.6
                                                                                --------------     --------------    ------
                                                                                   177,950,914        133,577,500      1.7

Energy                      8,500,000    Apache Corp.                              249,527,672        281,562,500      3.6
Acquisition &               2,200,000    Devon Energy Corp.                         34,401,130         76,725,000      1.0
Exploitation                1,000,000    Devon Financing Trust
                                         (Convertible Preferred)                    50,000,000         68,000,000      0.9
                            4,000,000    Newfield Exploration Co.                   56,598,373         90,000,000      1.2
                                                                                --------------     --------------    ------
                                                                                   390,527,175        516,287,500      6.7

Miscellaneous               1,000,000    Affymetrix, Inc.                           16,662,627         27,750,000      0.4
                            2,763,558    CytoTherapeutics, Inc.                     18,945,059          7,772,507      0.1
                              434,500    CytoTherapeutics, Inc. (Warrants)(a)          651,750                  0      0.0
                            1,665,000    Genset (ADR)*                              32,285,401         35,173,125      0.4
                              669,400    Panamerican Beverages, Inc. (Class A)      19,737,922         21,755,500      0.3
                              870,000    Pharmacopeia, Inc.                         16,253,780         14,463,750      0.2
                            1,000,000    RAO Gazprom (ADR)*                         17,865,451         18,800,000      0.3
                            5,333,400    Unova, Inc.                                76,982,591         86,667,750      1.1
                                                                                --------------     --------------    ------
                                                                                   199,384,581        212,382,632      2.8

Natural Gas                 3,855,434    TransMontaigne Oil Co.                     27,060,669         52,048,359      0.7
Gathering &                 3,500,000    Western Gas Resources, Inc.                74,549,278         71,093,750      0.9
Transmission                                                                    --------------     --------------    ------
                                                                                   101,609,947        123,142,109      1.6

Offshore Drilling          18,400,000    Ensco International, Inc.                 194,651,449        499,100,000      6.5
Companies                  16,300,000    Global Marine, Inc.                        59,126,323        373,881,250      4.8
                            3,000,000    Santa Fe International Corp.              118,225,728        109,687,500      1.4
                                                                                --------------     --------------    ------
                                                                                   372,003,500        982,668,750     12.7



Merrill Lynch Growth Fund
January 31, 1998

SCHEDULE OF INVESTMENTS (continued)
                             Shares                                                                              Percent of
Industries                    Held         Long-Term Investments                    Cost             Value       Net Assets
Oilfield Services           7,000,000    Nabors Industries, Inc.                $   90,192,970     $  167,562,500      2.2%
                            5,000,000    Schlumberger Ltd., Inc.                   223,527,267        368,437,500      4.7
                            5,000,000    Tidewater, Inc.                           206,165,358        204,375,000      2.6
                            4,600,000    Weatherford Enterra, Inc.                 135,307,975        161,000,000      2.1
                            3,985,400    Western Atlas, Inc.                       192,559,931        248,340,238      3.2
                                                                                --------------     --------------    ------
                                                                                   847,753,501      1,149,715,238     14.8

Personal Computers            500,000    Dell Computer Corp.                         3,107,425         49,718,750      0.6

Real Estate                 2,000,000    AMB Property Corp.                         44,944,802         49,000,000      0.6
Investment Trusts--
Industrial

Real Estate                 4,920,000    Crescent Real Estate Equities, Inc.       124,669,501        172,815,000      2.2
Investment Trusts--        11,999,772    Equity Office Properties Trust            305,213,325        363,743,089      4.7
Office                                                                          --------------     --------------    ------
                                                                                   429,882,826        536,558,089      6.9

Real Estate                 2,000,000    Avalon Properties, Inc.                    52,951,219         58,875,000      0.7
Investment Trusts--         5,500,000    Equity Residential Properties Trust       241,098,763        281,187,500      3.6
Residential                                                                     --------------     --------------    ------
                                                                                   294,049,982        340,062,500      4.3

Real Estate                 3,742,000    Federal Realty Investment Trust           102,967,307         92,614,500      1.2
Investment Trusts--         1,689,200    New Plan Realty Trust                      40,992,020         42,652,300      0.6
Retail                      7,456,600    Simon DeBartolo Group, Inc.               224,164,808        247,465,912      3.2
                            1,842,900    Weingarten Realty Investors                76,563,944         81,087,600      1.0
                                                                                --------------     --------------    ------
                                                                                   444,688,079        463,820,312      6.0

                                         Total Long-Term Investments             4,570,790,394      5,942,216,618     76.6

                             Face
                            Amount          Short-Term Investments

Commercial                $50,000,000    Aesop Funding Corp., 5.46%
Paper**                                  due 3/04/1998                              49,757,333         49,757,333      0.6
                                         Allomon Funding Corp.:
                           10,036,000       5.48% due 2/06/1998                     10,026,834         10,026,834      0.1
                           14,349,000       5.50% due 2/10/1998                     14,327,078         14,327,078      0.2
                           10,051,000       5.48% due 2/18/1998                     10,023,460         10,023,460      0.1
                                         Apreco, Inc.:
                           25,000,000       5.50% due 2/20/1998                     24,923,611         24,923,611      0.3
                           50,000,000       5.53% due 2/25/1998                     49,807,986         49,807,986      0.6
                                         Atlantic Asset Securitization Corp.:
                           31,639,000       5.49% due 2/11/1998                     31,585,926         31,585,926      0.4
                           15,070,000       5.48% due 2/12/1998                     15,042,472         15,042,472      0.2
                                         Bell Atlantic Financial Services, Inc.:
                           21,500,000       5.48% due 3/04/1998                     21,395,271         21,395,271      0.3
                           50,000,000       5.50% due 3/05/1998                     49,747,917         49,747,917      0.6
                                         Block Financial Corp.:
                           20,000,000       5.48% due 2/02/1998                     19,993,911         19,993,911      0.3
                           36,837,000       5.50% due 2/27/1998                     36,685,047         36,685,047      0.5
                                         Clipper Receivables Corp.:
                           42,576,000       5.50% due 2/24/1998                     42,419,887         42,419,887      0.5
                           28,545,000       5.50% due 3/06/1998                     28,396,725         28,396,725      0.4




Merrill Lynch Growth Fund
January 31, 1998

SCHEDULE OF INVESTMENTS (continued)
                              Face                                                                                Percent of
                             Amount         Short-Term Investments                   Cost             Value       Net Assets
Commercial                $50,000,000    Corporate Asset Funding Co., Inc.,
Paper**                                  5.45% due 3/18/1998                    $   49,651,806     $   49,651,806      0.6%
(concluded)                20,000,000    Countrywide Home Loans, Inc.,
                                         5.58% due 2/09/1998                        19,972,100         19,972,100      0.3
                                         Delaware Funding Corp.:
                           50,000,000       5.48% due 2/17/1998                     49,870,611         49,870,611      0.6
                           24,939,000       5.48% due 3/30/1998                     24,718,816         24,718,816      0.3
                           46,445,000    du Pont (E.I.) de Nemours & Co., 5.50%
                                         due 2/23/1998                              46,281,798         46,281,798      0.6
                                         Eureka Securitization Inc.:
                           34,300,000       5.52% due 2/09/1998                     34,252,666         34,252,666      0.4
                           50,000,000       5.57% due 2/12/1998                     49,907,167         49,907,167      0.7
                           36,000,000    FCTR, Inc., 5.49% due 3/13/1998            35,774,910         35,774,910      0.5
                                         Finova Capital Corp.:
                           15,000,000       5.80% due 2/09/1998                     14,978,250         14,978,250      0.2
                           36,400,000       5.49% due 2/20/1998                     36,288,980         36,288,980      0.5
                           25,000,000       5.48% due 3/20/1998                     24,817,333         24,817,333      0.3
                                         Fleet Funding Corp.:
                           50,000,000       5.50% due 3/03/1998                     49,763,194         49,763,194      0.6
                           50,000,000       5.47% due 3/06/1998                     49,741,695         49,741,695      0.6
                           40,000,000    General Electric Company PLC, 5.44%
                                         due 2/11/1998                              39,933,511         39,933,511      0.5
                           50,447,000    General Motors Acceptance Corp., 5.63%
                                         due 2/02/1998                              50,431,221         50,431,221      0.7
                           50,000,000    Lehman Brothers Holdings, Inc., 5.58%
                                         due 2/11/1998                              49,914,750         49,914,750      0.7
                           50,000,000    Lexington Parker Capital Corp., 5.62%
                                         due 2/05/1998                              49,960,972         49,960,972      0.7
                                         Morgan (J.P.) & Co., Inc.:
                           50,000,000       5.46% due 2/17/1998                     49,871,083         49,871,083      0.6
                           50,000,000       5.50% due 3/02/1998                     49,770,833         49,770,833      0.6
                           50,000,000    Morgan Stanley Group, Inc., 5.77%
                                         due 2/10/1998                              49,919,861         49,919,861      0.7
                           45,000,000    Newell Company, 5.48% due 2/20/1998        44,863,000         44,863,000      0.6
                           44,440,000    Park Ave Receivables Corp., 5.52%
                                         due 3/05/1998                              44,215,134         44,215,134      0.6
                           45,000,000    Rank Xerox Capital PLC (Europe), 5.52%
                                         due 2/04/1998                              44,972,400         44,972,400      0.6
                           50,000,000    Republic Industries, Inc., 5.47% due
                                         2/26/1998                                  49,802,472         49,802,472      0.6
                           35,000,000    Riverwoods Funding Corp., 5.48% due
                                         2/12/1998                                  34,936,067         34,936,067      0.5
                           25,000,000    Scripps E.W. Company (The), 5.75% due
                                         2/06/1998                                  24,976,042         24,976,042      0.3
                                         Transamerica Finance Corp.:
                           49,315,000       5.46% due 2/19/1998                     49,172,891         49,172,891      0.6
                           60,000,000       5.46% due 2/23/1998                     59,790,700         59,790,700      0.8
                           25,000,000    WCP Funding Inc., 5.45% due 3/06/1998      24,871,320         24,871,320      0.3
                                                                                --------------     --------------    ------
                                                                                 1,607,555,041      1,607,555,041     20.7

Merrill Lynch Growth Fund
January 31, 1998

SCHEDULE OF INVESTMENTS (concluded)
                              Face                                                                                Percent of
                             Amount         Short-Term Investments                   Cost             Value       Net Assets
US Government             $50,000,000    Federal Home Loan Bank, 5.65% due
Agency                                   2/18/1998                              $   49,858,750     $   49,858,750      0.6%
Obligations**                            Federal Home Loan Mortgage Corp.:
                           45,000,000       5.36% due 2/05/1998                     44,966,500         44,966,500      0.6
                           66,055,000       5.38% due 2/13/1998                     65,926,670         65,926,670      0.9
                           30,000,000       5.65% due 2/13/1998                     29,938,791         29,938,791      0.4
                           15,557,000    Federal National Mortgage
                                         Association, 5.38% due 2/09/1998           15,536,076         15,536,076      0.2
                                                                                --------------     --------------    ------
                                                                                   206,226,787        206,226,787      2.7

                                         Total Short-Term Investments            1,813,781,828      1,813,781,828     23.4

Total Investments                                                               $6,384,572,222      7,755,998,446    100.0
                                                                                ==============
Liabilities in Excess of Other Assets                                                                  (3,305,327)    (0.0)
                                                                                                   --------------    ------
Net Assets                                                                                         $7,752,693,119    100.0%
                                                                                                   ==============    ======

Net Asset          Class A--Based on net assets of $1,613,844,914 and 59,765,391
Value:                      shares of beneficial interest outstanding                              $        27.00
                                                                                                   ==============
                   Class B--Based on net assets of $4,194,663,839 and 168,540,801
                            shares of beneficial interest outstanding                              $        24.89
                                                                                                   ==============
                   Class C--Based on net assets of $408,427,371 and 16,529,427
                            shares of beneficial interest outstanding                              $        24.71
                                                                                                   ==============
                   Class D--Based on net assets of $1,535,756,995 and 57,047,723
                            shares of beneficial interest outstanding                              $        26.92
                                                                                                   ==============

  *American Depositary Receipts (ADR).
 **Commercial Paper and certain US Government Agency Obligations are traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by the Fund.
(a)Warrants entitle the Fund to purchase a predetermined number of shares of common stock. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.

Merrill Lynch Growth Fund
January 31, 1998


PORTFOLIO INFORMATION


For the Quarter Ended January 31, 1998

                                        Percent of
Ten Largest Equity Holdings             Net Assets

Ensco International, Inc.                  6.5%
IMC Global, Inc.                           5.2
Global Marine, Inc.                        4.8
Schlumberger Ltd., Inc.                    4.7
Equity Office Properties Trust             4.7
Burlington Resources, Inc.                 3.9
Apache Corp.                               3.6
Equity Residential Properties Trust        3.6
Western Atlas, Inc.                        3.2
Simon DeBartolo Group, Inc.                3.2



   Additions

   AMB Property Corp.
  *Freeport-McMoRan Sulphur Inc.
 **IMC Global, Inc. (Warrants)
   Panamerican Beverages, Inc. (Class A)

   Deletions

***Beacon Properties Corp.
 **Freeport-McMoRan, Inc.
  *Freeport-McMoRan Sulphur Inc.

[FN]
  *Added and deleted in the same quarter.
 **A merger between IMC Global, Inc. (IGL) and Freeport-McMoRan, Inc.
   (FTX), in which IGL was the surviving company, established the Fund's positions in Freeport-McMoRan Sulphur Inc. and IGL Global Warrants, increased the number of shares of IGL held by the Fund, and eliminated the Fund's position in FTX.
***A merger between Equity Office Properties Trust (EOP) and Beacon
   Properties Trust (BCN), in which EOP was the surviving company, increased the number of shares of EOP held by the Fund and eliminated the Fund's position in BCN.

OFFICERS AND TRUSTEES


Arthur Zeikel, President and Trustee
James H. Bodurtha, Trustee
Herbert I. London, Trustee
Robert R. Martin, Trustee
Joseph L. May, Trustee
Andre F. Perold, Trustee
Terry K. Glenn, Executive Vice President
Norman R. Harvey, Senior Vice President
Stephen C. Johnes, Senior Vice President and
     Portfolio Manager
Donald C. Burke, Vice President
Arthur Moretti, Vice President
Gerald M. Richard, Treasurer
Ira P. Shapiro, Secretary

Custodian
State Street Bank and Trust Company
One Heritage Drive, P2N
North Quincy, MA 02171

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863